STOCK GRANT AGREEMENT

This Stock Grant Agreement entered into on the 23rd day of September 2008, between Millennium Biotechnologies Group Inc., a Delaware corporation (together with its successors and assigns, the "Company"), with an address at 665 Martinsville Road, Suite 219, Basking Ridge, New Jersey 07920, and ____________________ (the "Holder") with an address at ____ as follows:

WHEREAS, on the date hereof, the Company issued a Secured 15% Convertible Note pursuant to which the Company promised to pay the Holder a principal amount of FiftyThousand Dollars ($50,000) and to pay interest thereon at a rate of 15%;

NOW THEREFORE, BE IT RESOLVED, that the Company and Holder, intending to be legally bound, hereby agree as follows:

1. Grant of Common Stock

1.1. In consideration of the Holder's investment in the Company, the Company hereby agrees to grant Two-Hundred and Fifty Thousand (250,000) shares of the Company's common stock (the "Common Stock") to the Holder.

1.2 Unless a registration statement under the Securities Act of 1933, as amended, with respect to the shares of Common Stock granted pursuant to Section 1.1 hereof has been filed with the Securities and Exchange Commission, each share granted pursuant to Section 1.1 hereof shall be restricted and stamped or otherwise imprinted with a legend substantially in the following form:

> "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER THE 1933 ACT AND SUCH LAWS OR AN EXCEPTION FROM REGISTRATION IS AVAILABLE."

2. Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law and choice of law that would cause the laws of any other jurisdiction to apply.

[Signatures on the Following Page]

IN WITNESS WHEREOF, the parties hereby cause this Agreement to be duly executed and delivered by its authorized officers, as of the date first above written.

MILLENNIUM BIOTECHNOLOGIES GROUP INC.

By: ______________________

Name: Frank Guarino
Title: Chief Financial Officer

HOLDER

____